SPOTLIGHT INNOVATION

SYMBOL OTCQB: STLT



Advancing innovative and proprietary technologies designed to address unmet medical needs, with an emphasis on rare, emerging and neglected diseases

Image credit: NICHD/S. Jeong

Corporate Presentation

Autumn 2016

SAFE HARBOR STATEMENT

Statements in this document that are not purely historical are forward-looking statements. Forward-looking statements in this document include statements regarding the Company's efforts to develop and commercialize its various technologies. Actual outcomes and actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the planned development of the technologies, the inability to hire appropriate staff to develop the technologies, unforeseen technical difficulties in developing the technologies, the inability to obtain regulatory approval for human use, competitors' therapies proving to be more effective, cheaper or otherwise more preferable, the inability to market a product, all of which could, among other things, delay or prevent product release, as well as other factors expressed from time to time in Spotlight Innovation's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this document should be read in conjunction with Spotlight Innovation's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this presentation and Spotlight Innovation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

HIGHLIGHTS

- Active development programs include cancer, pain management, Zika virus infection, spinal muscular atrophy, and refractory glaucoma
- Experienced executive management team
- Hands-on Scientific Advisory Board
- Access to leading pharma companies for licensing, M&A or strategic partnerships
- Pipeline includes balanced portfolio of both early- and late-stage product candidates

STRATEGY

- IP acquisition followed by targeted preclinical R&D
- In-house capability to provide:
  - Strategic planning
  - Regulatory expertise
- Collaboration with:
  - Contract Research Organizations (CROs)
  - Contract Manufacturing Organizations (CMOs)
  - Academic labs
- Access to sources of non-dilutive financing:
  - Grants from SBIR, NIH, DoD, private foundations

THERAPEUTIC FOCUS

- Emphasis on:
  - Rare diseases
  - Emerging threats (e.g. Zika virus infection)
  - Neglected indications
- Benefits may include:
  - Accelerated path to market
  - Support from patient advocacy groups
  - Scarcity of competition
  - Pricing leverage

COMPANIES TARGETING RARE DISEASES

Company	Symbol	IPO	Market Cap
Shire	SHPG	1996	$57,480M
Alexion Pharmaceuticals	ALXN	1996	$28,270M
BioMarin Pharmaceutical	BMRN	1999	$16,440M
Intercept Pharmaceuticals	ICPT	2012	$3,620M
Sarepta Therapeutics	SRPT	2008	$3,320M
Ultragenyx Pharmaceutical	RARE	2014	$2,940M
Bluebird Bio	BLUE	2013	$2,730M
Spark Therapeutics	ONCE	2015	$1,940M
Amicus Therapeutics	FOLD	2007	$1,090M
AveXis	AVXS	2016	$1,020M
Raptor Pharmaceuticals	RPTP	2009	$770M

PRODUCT DEVELOPMENT PROGRAMS

CANCER
Spotlight Innovation subsidiary Celtic Biotech Iowa is testing Crotoxin, a novel therapeutic for the treatment of cancer. Derived from rattlesnake venom, Crotoxin may have the potential to reduce treatment costs, increase survival, and improve quality-of-life for cancer patients.

PAIN MANAGEMENT
Spotlight Innovation subsidiary Caretta Therapeutics will commercialize products, derived from cobra and pit viper venom, to treat chronic pain. The products will be available as over-the-counter formulations.

ZIKA VIRUS (ZIKV) INFECTION
We sponsor research at Florida State University, directed by FSU Prof. Hengli Tang, aimed at developing safe and effective drugs to treat patients infected with Zika virus.

SPINAL MUSCULAR ATROPHY (SMA)
We have an exclusive, worldwide license from Indiana University Research and Technology Corp. to commercialize STL-182, an orally-available small molecule to treat SMA.

REFRACTORY GLAUCOMA
We have invested in Solx, Inc., a privately-held medical device company. The company's lead product, the SOLX Gold Shunt™, is a novel, minimally invasive device that has the potential to advance the surgical treatment of glaucoma.

STOCK INFORMATION

Stock Symbol **OTCQB: STLT**	
State of Incorporation:	Nevada
As of 11/8/16	
Price:	$1.25
52 Week Range:	$0.335 – $1.75
Shares Outstanding:	21.0M
Market Cap:	$26.2M
Float:	2.1M

PRODUCTS DERIVED FROM TOXINS

Drugs	Company	MOA	Source
Captopril	Bristol-Myers Squibb	ACE inhibitor	Pit viper venom
Integrilin	Merck	Antiplatelet drug	Rattlesnake venom
Botox	Allergan	Antispastic drug	*C. Botulinum* toxin
Exenatide	AstraZeneca	Incretin mimetic	Gila monster venom
Prialt	Jazz Pharmaceuticals	Analgesic	Cone snail toxin

CANCER

CROTOXIN

- Completed Phase I Part 1 trials in patients with metastatic solid tumors
- Retained David Khayat, MD, PhD, FASCO, as Principal Investigator for Phase I Part 2 dose escalation study
  - Head of Department of Medical Oncology at Pitié-Salpêtrière Hospital
  - Board Member of American Society of Clinical Oncology (ASCO)
  - Former President of French National Cancer Institute
  - First President of French Federation of Medical Oncologists
- Data analysis and planning of next steps are in process

PAIN MANAGEMENT

- In 2014 alone, U.S. retail pharmacies dispensed 245 million prescriptions for opioid pain reliever, including:
  - Hydrocodone + acetaminophen (Norco, Vicodin)
  - Oxycodone (OxyContin)
  - Oxycodone + acetaminophen (Percocet)
- In contrast, Caretta Therapeutics' analgesic product is:
  - Non-opioid
  - Non-addictive
  - Non-prescription
- Manufacturing, packaging and labeling in final stages of preparation
- OTC sales expected to begin in 1Q17

ZIKV INFECTION: UNMET NEED

- In early 2016, the World Health Organization (WHO) declared the ZIKV outbreak to be a "public health emergency of international concern"
- ZIKV can be spread by the bite of an infected Aedes species mosquito



Typical head size
Typical head size
Baby with Typical Head Size
Baby with Microcephaly
Baby with Severe Microcephaly

Image Credit: Centers for Disease Control and Prevention, National Center on Birth Defects and Developmental Disabilities

- ZIKV can be passed from a pregnant woman to her fetus
  - ZIKV infection in women can cause neurological birth defects, including microcephaly, a condition in which a child is born with an abnormally small head as a result of incomplete brain development
- ZIKV can be sexually transmitted months after initial infection
- No FDA approved vaccines or therapies exist

ZIKV INFECTION: R&D

- **Sponsored Research Agreement with Florida State University**
  - Supports research directed by Prof. Hengli Tang aimed at developing safe and effective drugs to treat patients infected with ZIKV

Prof. Hengli Tang



Photo Courtesy Florida State University

- Professor, Department of Biological Science, Florida State University
- In August 2016, Prof. Tang co-authored a paper published in *Nature Medicine* that reported two classes of compounds: one that protects Zika virus-infected neural cells from programmed death, and another that directly inhibits Zika virus replication
- In March 2016, Prof. Tang co-authored a study published in the journal *Cell Stem Cell* that demonstrated for the first time the ability of ZIKV to target human embryonic cortical neural progenitor cells

SPINAL MUSCULAR ATROPHY (SMA)

- Autosomal recessive disorder
- Leading genetic cause of death in infants and toddlers
- No FDA approved treatment exists
- 1 in 40 to 1 in 50 adults are carriers
- 1 in 6,000 to 1 in 10,000 newborns are affected
- In about 60% of cases patients die before age two
- Infants may lose ability to sit, stand, walk, swallow, and/or breathe
- Eligible for Orphan Drug Designation and Fast Track Status
- Strong patient advocacy community drives awareness and R&D

SELECTED DRUGS IN DEVELOPMENT FOR SMA

SPONSOR(S)	DRUG	ROA	MOA	STATUS
Biogen/Ionis	Nusinersen	Intrathecal	SMN2 splicing modifier	NDA
Roche	Olesoxime	Oral	Neuroprotective agent	Phase 2
Astellas/Cytokinetics	CK-107	Oral	Skeletal muscle troponin activator	Phase 2
Novartis	LMI070	Oral	SMN2 splicing modifier	Phase 1/2
AveXis	AVXS-101	Intravenous	Gene therapy	Phase 1
Roche/PTC Therapeutics	RG7800	Oral	SMN2 splicing modifier	Phase 1
Bioblast Pharma	BBrm02	Intrathecal	SMN2 read-through inducer	Preclinical
Spotlight Innovation	**STL-182**	**Oral**	**SMN protein stabilizer**	**Preclinical**

SUCCESS OF NUSINERSEN WILL BENEFIT STL-182

FDA approval and post-approval marketing of Nusinersen may:

- Validate commercial viability of SMA as an indication
- Increase public awareness of SMA
- Establish CPT code(s) and encourage reimbursement by insurers
- Justify routine newborn genetic screening for SMA
  - Identification of subjects for future clinical trial recruitment
  - Identification of patients for early therapeutic intervention
- Clarify regulatory pathway for approval of other SMA therapies

REFRACTORY GLAUCOMA - SOLX

- Solx, Inc. develops innovative surgical technologies to treat refractory glaucoma
- The SOLX Gold Shunt™ is a novel treatment that safely reduces intraocular pressure (IOP) while eliminating the need for a bleb
- Though the shunt is currently limited to investigational use in the U.S., Solx has completed a 116 patient pivotal trial and is awaiting FDA clearance.



REFRACTORY GLAUCOMA – SOLX (Cont'd)

Innovative Product	• First shunt to utilize natural outflow to suprachoroidal space • Iterative design on SOLX Gold Shunt™ to optimize function
Durable Efficacy	• Over 35% IOP reduction in difficult to treat patients • Sustained IOP control >5 years, >10mmHg IOP reduction
Does not require bleb	• Avoids bleb-related complications such as hypotony, infection, sub-conjunctiva issues result in procedure failure over time
Strong safety profile	• 10+ years of safety data, with very attractive profile compared to current treatment options
Easy to implant	• Has been used in 475+ eyes, strong positive feedback • Reproducible technique, inserted under direct visualization
Ability for combo-procedures	• Does not preclude future surgical options, can be done in combination with current procedures and/or devices

CORPORATE LEADERSHIP

Cristopher Grunewald | President and Chief Executive Officer

A financial executive and entrepreneur with a background in the healthcare and biotechnology sectors. Involved in all stages of commercialization of healthcare IP developed by research institutions, including Emory University and the Instituto Butantan. Prior experience includes leading corporate development and operations projects and providing decision support for early stage companies. Military service with U.S. Marines, and training from the National Geospatial Intelligence Agency. B.S. from Iowa State University.

Bill Pim, CPA | Chief Financial Officer

Three decades of financial and business development experience with expertise in auditing, financial reporting, SEC compliance, strategic planning, risk management and M&A activity. Senior level financial positions with: Mark Seed Company; LearningRx; Adrian Carriers; Iowa Renewable Energy; Iowa Foundation for Medical Care; Heartland Express; and a startup biodiesel manufacturer. B.S. degree in Accounting from the University of Iowa.

SCIENTIFIC LEADERSHIP

Geoffrey Laff, Ph.D. | Senior Vice President of Business Development

Dr. Laff earned his B.S. in Biology and Ph.D. in Molecular Cell Biology at Yale University, where he received the Sterling Prize Fellowship. He continued his training as a postdoctoral research scientist at Harvard Medical School. Dr. Laff's eclectic career in the life sciences has included venture capital finance, buy-side equity analysis, competitive intelligence, business development, market research, clinical trial administration, and medical communications. At a Boston-based venture capital fund, Dr. Laff sourced, vetted and managed investments in early-stage life sciences companies. In this role, he advised portfolio company executives on financial, strategic and technical matters and contributed actively to discussion and decision making at Board of Directors meetings. As a biotechnology analyst at several long/short equity hedge funds, he generated timely risk assessments and trading recommendations, mapped the competitive landscape for disease- and technology-specific markets, and conducted comprehensive due diligence to support his investment theses. Dr. Laff will act as a liaison between Spotlight Innovation and its Scientific Advisory Board, coordinating quarterly meetings and maintaining open lines of communication.

Paul Reid, Ph.D. | Celtic Biotech Iowa, Inc.

Dr. Reid has extensive experience in new drug/product development and clinical trial design. Expertise includes therapeutic product development, regulatory and clinical affairs, and manufacturing. For over 20 years, Dr. Reid has pioneered the clinical study of neuroactive components from rattlesnake and cobra venoms. Dr. Reid has managed clinical studies throughout the United States and Europe using venom components as novel drug candidates for treating Adrenomyeloneuropathy (AMN), Cancer, Human Immunodeficiency Virus (HIV), and Multiple Sclerosis (MS). He has published over a dozen peer-reviewed articles on his research and has been awarded patents in the United States. Dr. Reid holds a BA in Microbiology from Trinity College, Ireland, and a PhD in Neurobiochemistry from Imperial College, England.

BOARD OF DIRECTORS

Cristopher Grunewald | President and Chief Executive Officer

John M. Krohn | Director

John M. Krohn is a Senior Financial Services Advisor with Principal Financial Group, a global investment management leader, offering retirement services, insurance solutions and asset management. Mr. Krohn is Spotlight Innovation's largest investor. He is also an investor in, and a board member of other companies. Prior experience includes Chief Financial Officer positions with two central Iowa companies, Vice President of Operations for Economy Data Products from 1994 to 1996, and Controller for Seneca Corporation, a Des Moines, IA-based petroleum services company from 1986 to 1994. Mr. Krohn is a registered investment advisor and holds Series 7, 63 and 65 licenses. He was inducted into the Principal Financial Group Agent Hall of Fame, and is the 2014 recipient of the Lifetime Achievement Award for life insurance production. Mr. Krohn, a CPA, is a 1981 graduate of the University of Iowa with a degree in Accounting.

Craig A. Lang | Director

Craig A. Lang is President of The Prairie Strategy Group, a policy, communication and logistics consulting company focused on the worldwide need for affordable food and energy. He is also President of Windward Iowa, an organization advocating for clean wind energy and the advancement and modernization of electric transmission lines across the United States. From 2001 to 2011 he was Chairman of the Board of FBL Financial, an insurance and annuity company, focusing on markets in the Midwest and Western states. From 2005 to 2009 Mr. Lang was the Lead Director and Chair of the Compensation Committee of Iowa Telecom, a telecommunication business providing innovating and cutting-edge connections in Iowa and Minnesota. From 2001 to 2011 he was President of the Iowa Farm Bureau Federation, Iowa's largest general farm organization. From 2008 to 2013 Mr. Lang served as a board member of, and from 2011 to 2013, as President of, the Board of Regents of the State of Iowa, a group which governs five public educational institutions in the State. Prior to this, Mr. Lang was Chairman of the Board of Iowa's Grow Values Fund, a $100 million seed fund program supported by Iowa Economic Development designed to create economic activity and high paying jobs. Mr. Lang received a Bachelors of Science degree from Iowa State University in 1973.

SCIENTIFIC ADVISORY BOARD

Hengli Tang, Ph.D. | Florida State University

Elliot Androphy, M.D. | Indiana University

Kevin Hodgetts, Ph.D. | Brigham and Women's Hospital

OUTSIDE PROFESSIONALS

SECURITIES COUNSEL	Sichenzia Ross Ference Kesner LLP 61 Broadway New York, NY 10006
GENERAL COUNSEL	JMS Law Group, PLLC 998C Old Country Road, #233 Plainview, NY 11803
INTELLECTUAL PROPERTY COUNSEL	Brown, Winick, Graves, Gross, Baskerville & Schoenebaum, P.L.C. 666 Grand Avenue, Suite 2000 Ruan Center, Des Moines, IA 50309
INVESTOR RELATIONS	IRTH Communications, LLC 401 Wilshire Blvd, 12th Floor, #111 Santa Monica, CA 90401
AUDITORS	GBH CPAs, PC 6002 Rogerdale Road, Suite 500 Houston, Texas 77072

CONTACT

Geoffrey Laff, Ph.D.
Senior Vice President of Business Development
Geoffrey.Laff@SpotlightInnovation.com
Direct: 917-605-2725

Main Office: 515-274-9087
www.spotlightinnovation.com